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                                                                       EXHIBIT 1






                        CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-60278) of Dynegy Inc. of our report dated September 28, 2001 relating to the financial statements of the Illinois Power Company Incentive Savings Plan for Employees Covered Under a Collective Bargaining Agreement, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP


October 17, 2001